Exhibit 10.3

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT, dated as of September 11, 2006, is executed and delivered by MDU Communications International, Inc. (“Pledgor”), in favor of FCC, LLC d/b/a First Capital and Full Circle Funding, L.P. (collectively the “Secured Party”).

W I T N E S S E T H :

WHEREAS, Pledgor is the record and beneficial owner of the shares of capital stock described in Exhibit A hereto (the “Pledged Securities”) issued by each corporation named therein (individually and collectively referred to as the “Issuer”); and

WHEREAS, MDU Communications (USA) Inc. (“Borrower”) and the Secured Party have entered into a Loan and Security Agreement dated as of September 11, 2006 (as amended, modified, supplemented and restated from time to time, the “Loan Agreement”), pursuant to which the Secured Party has agreed to make certain loans and other financial accommodations to the Borrower; and

WHEREAS, Pledgor has guaranteed the Obligations of Borrower to Secured Party in accordance with the terms of the Loan Documents and as a condition precedent to the Secured Party’s obligation to make loans under the Loan Agreement, and as security for all of the Obligations, the Secured Party is requiring that Pledgor execute and deliver this Stock Pledge Agreement and grant the security interest contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Secured Party to enter into the Loan Agreement and make the loans under the Loan Agreement, it is agreed as follows:

1.    Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as there-in defined, and the following shall have (unless other-wise provided elsewhere in this Stock Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Agreement” shall mean this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Bankruptcy Code” shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Event of Default” shall mean any of the following events:

(a)    there shall occur any “Default” under the Loan Agreement, as such term is defined therein;

(b)    any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any Lien or distress, which attachment or process shall continue undischarged or unstayed for thirty (30) days;

(c)    Pledgor shall default in the observance or performance of any covenant or agreement set forth in this Agreement, and such default shall continue for ten (10) days after written notice thereof is given to Pledgor by the Secured Party (provided such cure period shall not apply to defaults under Sections 6.1, 6.2, 6.4, 6.5 or 6.7); or

(d)    Pledgor or any affiliate of Pledgor makes any representations or warranties in this Agreement or in any certificate or statement furnished at any time hereunder or thereunder or in connection herewith or therewith which proves to have been untrue or misleading in any material respect when made or furnished and which continues to be untrue or misleading in any material respect.

“Lien” means any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, capital lease, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2 hereof.

2.    Pledge. Pledgor hereby pledges and grants to the Secured Party a security interest in all of the following (collectively, the “Pledged Collateral”):

2.1    One hundred percent (100%) of the issued and outstanding capital stock of the Issuer as represented by the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

2.2    all proceeds of any of the foregoing.

3.    Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the payment and performance of all of the Obligations.

4.    Delivery of Pledged Collateral. All certi-ficates representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, in its discretion and without notice to Pledgor at any time after the occurrence and during the continuance of an Event of Default, to transfer to or to register in the name of the Secured Party, or any of its nominees, subject to the terms of this Agreement, any or all of the Pledged Securities. In addition, the Secured Party shall have the right at any time following the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

5.    Representations and Warranties. Pledgor represents and warrants to the Secured Party that:

5.1    Pledgor is, and at the time of delivery of the Pledged Securities to the Secured Party pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien created by this Agreement and the Lien created in favor of the Secured Party under the Loan Agreement.

5.2    The Pledged Securities included in the Pledged Collateral constitute the percentage of the issued and outstanding shares of capital stock of the Issuer as is set forth on Exhibit A attached hereto. All of the Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable; and there are no existing options, warrants or commitments of any kind or nature or any outstanding securities or other instruments convertible into shares of any class of capital stock of the Issuer, and no capital stock of the Issuer is held in the treasury of the Issuer.

5.3    Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Secured Party as provided herein.

5.4    None of the Pledged Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. Pledgor’s execution and delivery of this Agreement and the pledge of the Pledged Collateral hereunder do not, directly or indirectly, violate or result in a violation of any such laws.

5.5    None of the Pledged Securities included in the Pledged Collateral is, as of the date of this Agreement, Margin Stock (as such term is defined in 12 C.F.R. Section 207), and Pledgor shall, promptly after learning thereof, notify the Secured Party of any Pledged Collateral which is or becomes Margin Stock and execute and deliver in favor of the Secured Party any and all instruments, documents and agreements (including, but not limited to Form U-1) necessary to cause the pledge of such Margin Stock to comply with all applicable laws, rules and regulations.

5.6    No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by Pledgor either (a) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (b) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

5.7    The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid Lien on and a perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Obligations.

5.8    This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.    Covenants. Pledgor covenants and agrees that until the later to occur of (a) the end of the Term, or (b) the payment in full of the Obligations and the termination of the Secured Party’s commitment to advance funds under the Loan Agreement:

6.1    Except as provided herein and as permitted under the Loan Agreement, without the prior written consent of the Secured Party, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other unpaid distributions or payments with respect thereto or grant a Lien therein.

6.2    Pledgor will not, subsequent to the date of this Agreement, other than as permitted in the Loan Agreement, cause or permit the Issuer to issue any shares of capital stock or securities convertible into shares of capital stock, unless and except upon first having obtained the prior written consent of the Secured Party thereto.

6.3    Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Secured Party from time to time may reasonably request in order to ensure to the Secured Party the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary or desirable Uniform Commercial Code financing statements, which may be filed by the Secured Party with or without the signature of Pledgor, and will cooperate with the Secured Party, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral.

6.4    Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Secured Party thereon against the claim of any Person and will maintain and preserve such Liens.

6.5    Pledgor will, upon obtaining any additional shares of capital stock of the Issuer which are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a “Pledge Amendment”), to confirm the pledge of such additional Pledged Securities pursuant to this Agreement; provided, however, that the failure of Pledgor to execute and deliver any such Pledge Amendment shall not prevent such additional Pledged Securities from being subject to the Lien created by this Agreement. Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all shares of stock listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Securities hereunder and shall be included in the Pledged Collateral.

6.6    Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral owned by it before the same become delinquent or become Liens upon any of the Pledged Collateral except where such taxes, assessments and charges may be contested in good faith by appropriate proceedings and appropriate reserves have been established on Pledgor’s books in accordance with GAAP.

6.7    Pledgor will not create, grant or suffer to exist any Lien on any of the Pledged Collateral except those in favor of the Secured Party.

7.    Distributions; Etc.

7.1    Right of Pledgor to Receive Distributions. For so long as no Event of Default exists, Pledgor shall have the right to receive cash distributions declared and paid with respect to the Pledged Collateral, to the extent such distributions are permitted by the Loan Agreement. Any and all stock or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Issuer or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by Pledgor, shall be received in trust for benefit of the Secured Party, be segregated from the other property and funds of Pledgor, and shall forthwith be delivered to the Secured Party to be held subject to the terms of this Agreement.

7.2    Holding Pledged Collateral; Exchanges. The Secured Party may hold any of the Pledged Collateral, endorsed or assigned in blank, and following the occurrence and during the continuance of an Event of Default, may deliver any of the Pledged Collateral to the issuer thereof for the purpose of making denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Agreement as the Secured Party may deem desirable. In addition, the Secured Party shall have the right at any time following the occurrence and during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

7.3    Termination of Pledgor’s Right to Receive Distributions. During the existence of any Event of Default, all rights of Pledgor to receive any cash distributions pursuant to Section 7.1 hereof shall cease, and all such rights shall thereupon become vested in the Secured Party, and the Secured Party shall have the sole and exclusive right to receive and retain the distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7.1 hereof. In such event, Pledgor shall pay over to the Secured Party any distributions received by it with respect to the Pledged Collateral and any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this Section 7.3 shall be retained by the Secured Party as Pledged Collateral hereunder and/or shall be applied to the repayment of the Obligations in accordance with the provisions hereof.

8.    Remedies. When an Event of Default has occurred and is continuing, the Secured Party shall have the following rights and remedies:

8.1    Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the State where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

8.2    Right of Sale. The Secured Party may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (a) apply any cash distributions received by the Secured Party pursuant to Section 7.3 hereof to the Obligations and (b) if following such application there remains outstanding any Obligations, sell the remaining Pledged Collateral, or any part thereof at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. The Secured Party shall be authorized at any such sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from the sale of any Pledged Collateral shall be applied as set forth in the Loan Agreement.

8.3    Notice. In addition thereto, Pledgor further agrees that in the event that notice is necessary under applicable law, written notice mailed to Pledgor in the manner specified in Section 16 hereof ten (10) days prior to the date of the disposition of the Pledged Collateral subject to the security interest created herein at any such public sale or sale at any broker’s board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Pledged Collateral will be made, shall constitute commercially reasonable and fair notice.

8.4    Securities Act, etc. If, at any time when the Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as now or hereafter in effect, or any similar statute now or hereafter in effect in any jurisdiction (collectively, the “Securities Laws”), the Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the forego-ing, in any such event, the Secured Party in its discretion (a) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under any applicable Securities Law, (b) may approach and negotiate with a single possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under applicable Securities Laws at the time of any proposed sale pursuant to this Section 8, then the Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and all applicable Securities Laws.

8.5    Registration. Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph 8.4, the Secured Party may, in its discretion and at its sole expense, elect to register any or all of the Pledged Collateral under applicable Securities Laws. Pledgor, however, recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under applicable Securities Laws, even if Pledgor would agree to do so.

8.6    Waiver of Certain Rights. Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power or remedy of the Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers or remedies. No failure or delay on the part of the Secured party to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Secured Party with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

8.7    Specific Performance. Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9.    Power of Attorney; Proxy.

9.1    During the existence of an Event of Default, Pledgor irrevocably designates, makes, constitutes and appoints the Secured Party (and all Persons designated by the Secured Party) as its true and lawful attorney (and agent-in-fact) and the Secured Party, or the Secured Party’s agent, may, without notice to Pledgor, and at such time or times thereafter as the Secured Party or said agent, in its discretion, may determine, in the name of Pledgor or the Secured Party: (a) transfer the Pledged Collateral on the books of the issuer thereof, with full power of substitution in the premises; (b) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Secured Party’s possession to the extent they constitute Pledged Collateral; and (c) do all acts and things necessary, in the Secured Party’s discretion, to fulfill the obligations of Pledgor under this Agreement.

9.2    During the existence of an Event of Default, the Secured Party, or its nominee, without notice or demand of any kind to Pledgor, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Pledged Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Secured Party, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by the Secured Party of any of its rights and remedies under this Section shall not be deemed a disposition of Pledged Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Secured Party of any of the Pledged Collateral in satisfaction of any of the Obligations.

10.    Waiver. No delay on the Secured Party’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Secured Party’s rights as against Pledgor in any respect.

11.    Assignment. The Secured Party may assign, endorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

12.    Termination. This Agreement shall terminate and be of no further force or effect at such time as the Obligations shall be paid and performed in full and the Secured Party’s commitment to lend under the Loan Agreement shall have been terminated. Upon such termination of this Agreement, the Secured Party shall deliver to Pledgor the Pledged Collateral at the time subject to this Agreement and then in the Secured Party’s possession or control and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor’s obligations hereunder shall at such time terminate.

13.    Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

14.    Miscellaneous. This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Secured Party and its successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Secured Party and Pledgor.

15.    Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

16.    Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in accordance with the terms of Section 13 of the Loan Agreement.

17.    Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

18.    Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

PLEDGOR:

MDU COMMUNICATIONS INTERNATIONAL, INC.

By: ______________________________ Sheldon Nelson, President and Chief Executive Officer

SECURED PARTY:

FCC, LLC, d/b/a FIRST CAPITAL

By: _________________________________ Name: _______________________________ Title: ________________________________

SECURED PARTY:

FULL CIRCLE FUNDING, LP By its General Partner FULL CIRCLE FUNDING, LLC By its Managing Members

By: ______________________________ Name: Robert A. Blum Title: Managing Member

By: ______________________________ Name: John E. Stuart Title: Managing Member

EXHIBIT A
to the Stock Pledge Agreement

Attached to and forming a part of that certain Stock Pledge Agreement dated as of September __, 2006 executed and delivered by Pledgor to Secured Party.

Issuer	Class of Stock	Certificate Number(s)	Number of Shares	Number of Shares Issued & Outstanding

MDU Communications (USA) Inc.	Common	1	10,000	10,000

EXHIBIT B
to the Stock Pledge Agreement

PLEDGE AMENDMENT

This Pledge Amendment, dated September __, 2006 is delivered pursuant to Section 6.5 of the Stock Pledge Agreement referred to below. The undersigned hereby (a) pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Secured Party a security interest in the shares of capital stock set forth below (the “Additional Securities”) and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Securities, all on the terms and conditions set forth in that certain Stock Pledge Agreement, dated as of _____________________ (the “Stock Pledge Agreement”), executed and delivered by the undersigned, as Pledgor, to __________________, a division of ________________, which terms and conditions are hereby incorporated herein by reference; (b) agrees that this Pledge Amendment may be attached to the Pledge Agreement; and (c) agrees that the Additional Securities listed on this Pledge Amendment shall be deemed to be a part of the Pledged Securities under the Stock Pledge Agreement, shall become a part of the Pledged Collateral referred to in the Stock Pledge Agreement and shall secure all Obligations referred to in the Stock Pledge Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Stock Pledge Agreement.

__________________________________

By: _______________________________ Name: _____________________________ Title: ______________________________

Issuer	Class of Stock	Certificate Number(s)	Number of Shares	Number of Shares Issued & Outstanding